FIRST AMENDMENT TO MINING LEASE
(SECRET CLAIMS)

On September 28, 2010 RS Gold, LLC, a Nevada limited liability company, and Magellan Gold Corporation, a Nevada corporation, entered into a "Mining Lease (Secret Claims)" affecting the Secret claim group situated in Washoe County, Nevada. The parties wish to amend the Mining Lease as follows:

1.

2011 Advance Royalty Payment. The annual Advance Royalty Payment of $20,000.00 due on September 28, 2011 shall be paid as follows:

a.

TEN THOUSAND DOLLARS ($10,000.00) shall be paid upon execution of this First Amendment.

b.

TEN THOUSAND DOLLARS ($10,000.00) shall be paid by Magellan Gold to RS Gold on or before December 31, 2011.

2_

Continuing Effect. All other provisions of the Mining Lease shall remain in full force and effect, except as modified by this First Amendment.

DATED this30th day of September, 2011.

RS GOLD, LLC, a Nevada limited liability company

By:  /s/ Randall Stoeberl

RANDALL STOEBERL, Manager

MAGELLAN GOLD CORPORATION, a Nevada Corporation

By: /s/ John C. Power

JOHN C. POWER, President